Net finance costs	12 Months Ended
Dec. 31, 2021
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Net finance costs
5. Net finance costs

Net finance costs are comprised of finance costs and finance income, including net finance costs in relation to pensions and similar obligations.
Finance income includes income on cash and cash equivalents and income on other financial assets. Finance costs include interest costs in relation to financial liabilities. This includes interest on lease liabilities which represents the unwind of the discount rate applied to lease liabilities.
Borrowing costs are recognised based on the effective interest method.

		€ million	€ million	€ million
Net finance costs	Notes	2021	2020	2019
Finance costs		(501)	(672)	(821)
Bank loans and overdrafts		(34)	(32)	(46)
Interest on bonds and other loans(a)		(402)	(533)	(617)
Interest on lease liabilities		(72)	(82)	(100)
Net gain/(loss) on transactions for which hedge accounting is not applied(b)		7	(25)	(58)
On foreign exchange derivatives		(68)	275	(321)
Exchange difference on underlying items		75	(300)	263

Finance income(c)		147	232	224
Pensions and similar obligations	4B	(10)	(9)	(30)

Net finance costs before non-underlying items(d)		(364)	(449)	(627)
Interest related to the UK tax audit of intangible income and centralised services	3	10	(56)	—
		(354)	(505)	(627)
(a)Interest on bonds and other loans includes the impact of interest rate derivatives that are part of hedge accounting relationships and the related recycling of results from the hedge accounting reserve. Includes an amount of €(19) million (2020: €(21) million) relating to unwinding of discount on deferred consideration for acquisitions.
(b)For further details of derivatives for which hedge accounting is not applied, please refer to note 16C.
(c)Includes an amount of €8 million (2020: €90 million) that relates to interest on tax settlement in Brazil and €7 million (2020: €27 million) related to interest on corporate income tax refund in India.
(d)See note 3 for explanation of non-underlying items.